October 25, 2023

BNY MELLON INVESTMENT FUNDS I

– BNY Mellon Global Fixed Income Fund

Supplement to Current Summary Prospectus and Prospectus

Effective January 1, 2024, the following information will supersede and replace the information in the sections "Tax Information" in the summary prospectus and "Fund Summary – Tax Information" in the prospectus:

The fund's distributions are generally taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account). A portion of the fund's distributions could potentially be treated as a return of capital. A return of capital is generally not taxable, but it reduces your tax basis in your shares, thus increasing any gain or reducing any loss on a subsequent taxable disposition of your shares.

Effective January 1, 2024, the following information will supersede and replace the information in the seventh and eighth paragraphs in the section "Fund Details – Distributions and Taxes" in the prospectus:

If the fund's cumulative distributions during or with respect to a taxable year exceed its current and accumulated earnings and profits (generally, its net investment income and capital gains) realized during that year, all or a portion of each distribution made in that taxable year will be treated as a return of capital to you to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital reduces a shareholder's adjusted cost basis in the fund's shares. This, in turn, affects the amount of any capital gain or loss realized by the shareholder upon selling the fund's shares and is not subject to tax currently unless the shareholder's adjusted cost basis has been reduced to zero. Once a shareholder's adjusted cost basis has been reduced to zero, return of capital will be treated as capital gains. A return of capital does not reflect positive investment performance.

Statements describing the source or sources of any quarterly distribution, to the extent from any source other than the fund's net income, will be delivered in writing or electronically to shareholders at the time of the distribution. The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at http://im.bnymellon.com/taxcenter or by calling 1-800-373-9387 (inside the U.S. only) or your financial representative. In addition, the fund will disclose the source or sources from which each quarterly distribution are made for each class of shares at http://im.bnymellon.com/taxcenter.

6940STK1023-2